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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  November 1, 2000


              INTERNATIONAL LEASE FINANCE CORPORATION
              ---------------------------------------
      (Exact name of registrant as specified in its charter)



   California         0-11350             22-3059110
------------------   --------------    -------------------
(State or other      (Commission         (IRS Employer
jurisdiction of       File Number)      Identification No.)
incorporation)


1999 Avenue of the Stars, 39th Floor, Los Angeles, CA  90067
- -------------------------------------------------------------
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number including area code: (310) 788-1999

(Former name or former address, if changed since last report.)
- --------------------------------------------------------------
 Not applicable.



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Item 7.    Financial Statements and Exhibits

      (c)  Exhibits

            1.1 Underwriting Agreement, dated November 1, 2000, between the Registrant and Lehman Brothers Inc., relating to the Registrant's 6-3/4% Notes due
                  November 3, 2003 (the "Notes").

            4.1   Officers' Certificate (without exhibits), dated
                  November 6, 2000, establishing the terms of the Notes.

            4.2   Form of certificate for the Notes.

            5.1 Opinion of O'Melveny & Myers LLP regarding the legality of the Notes.

            23.1  Consent of O'Melveny & Myers LLP (included in
                  Exhibit 5.1 hereto).


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      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        INTERNATIONAL LEASE FINANCE CORPORATION


                         By: /s/ Alan H. Lund
                             ---------------------------------
                             Alan H. Lund
                             Executive Vice President,
                             Co-Chief Operating Officer and
                             Chief Financial Officer

DATED:  November 6, 2000



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